News Release

ACCO BRANDS TO ACQUIRE TRUST

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Trust designs and markets computer and gaming peripherals across Europe and Latin America, extending ACCO Brands’ Kensington, PowerA and EPOS technology peripherals portfolio
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Transaction accelerates ACCO Brands’ pivot toward higher-growth technology peripherals categories, which on a pro forma basis will generate approximately $500 million in annual sales
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Adds scale in large, growing categories sold through retail, online and B2B channels
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Trust generates approximately $100 million in annual revenue and is expected to be modestly accretive to adjusted EPS in the first 12 months
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Expect to realize cost synergies of approximately $5 to $8 million

LAKE ZURICH, ILLINOIS, Friday, August 14, 2026 - ACCO Brands Corporation (NYSE: ACCO), a global leader in branded office and learning products and technology accessories, today announced it has entered into a definitive agreement to acquire Trust, a European provider of computer and gaming accessories, from Egeria, a pan-European investment firm.

Founded in 1983 and headquartered in the Netherlands, Trust is a well-recognized consumer electronics brand with more than 40 years of presence in PC accessories, gaming, smart home and mobile accessories. The company offers a comprehensive product portfolio spanning keyboards, mice, headsets, speakers, webcams, chargers, and gaming peripherals, sold through a broad network of leading retailers, e-commerce platforms, and B2B channels. Trust operates an asset-light model with outsourced manufacturing and scalable sourcing and serves customers in Europe and Latin America.

“Building on the strategic pivot to an enhanced focus on faster-growing categories and the recent acquisition of EPOS, Trust adds a well-established brand and an impressive peripherals lineup that complements Kensington, PowerA and EPOS, deepening our presence in some of the largest and fastest-growing categories in technology peripherals,” said Tom Tedford, ACCO Brands President and CEO. “This acquisition continues the shift of our product and brand portfolio toward higher-growth technology peripherals, which will now approach $500 million in annual sales on a pro forma basis. We expect to deliver cost synergies as we integrate Trust into our European platform.”

“Joining ACCO Brands is an exciting next chapter for Trust,” said Jeroen Hoogland, CEO of Trust. “ACCO Brands’ global scale, supply chain, and channel relationships will help us accelerate innovation and reach even more consumers and business customers across Europe and beyond.”

Trust generates approximately $100 million in annual revenue and is expected to be modestly accretive to adjusted EPS in the first 12 months. ACCO Brands expects to realize cost synergies of approximately $5 to $8 million, within 18 months after closing.

The transaction will be financed through borrowings under ACCO Brands’ revolving credit facility, with limited impact to pro forma leverage. The transaction is expected to close in late third quarter or early fourth quarter, subject to customary closing conditions, including applicable competition authority approvals.

About ACCO Brands Corporation

ACCO Brands is the leader in branded consumer products that enable productivity, confidence and enjoyment while working, when learning and while playing. Our widely recognized brands include AT-A-GLANCE®, Five Star®, Kensington®, Leitz®, Mead®, PowerA®, Swingline®, Tilibra® and many others. More information about ACCO Brands Corporation (NYSE: ACCO) can be found at www.accobrands.com.

About Egeria

Established in 1997, Egeria is an independent pan-European investment company. Its private equity practice is focused on healthy mid-sized companies primarily in the Benelux and DACH regions. Guided by its core philosophy, “Boldly Building Together,” Egeria believes in building businesses through close collaboration, entrepreneurial spirit, and shared ownership with management teams. Egeria’s private equity portfolio comprises investments in more than 20 companies with combined revenues of around €3.0 billion and over 14,000 employees. For more information, please visit egeriagroup.com.

Forward-Looking Statements

Statements contained herein, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, strategies, business operations and similar matters, results of operations, liquidity and financial condition, and those relating to synergies, cost reductions, anticipated pre-tax savings, restructuring costs and the satisfaction of closing conditions for the subject transaction are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management based on information available to us at the time such statements are made. These statements, which are generally identifiable by the use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “future,” “project,” “plan,” and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Forward-looking statements are subject to the occurrence of events outside the Company’s control and actual results, and the timing of events may differ materially from those suggested or implied by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements when deciding whether to buy, sell or hold the Company’s securities.

Our outlook is based on certain assumptions which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding consumer demand, tariffs, global geopolitical and economic uncertainties, and fluctuations in foreign currency exchange rates; and the other factors described below.

Among the factors that could cause our actual results to differ materially from our forward-looking statements are: the occurrence of any event, change or other circumstances that could give rise to the right of ACCO Brands or Egeria to terminate the transaction, the possibility that the transaction is not completed or, if completed, that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, obtaining regulatory approvals, the integration of Trust, operating costs and business disruption following the transaction, the integration of Trust products and our ability to realize synergies in the integration, as well as changes in trade policy and regulations, including changes in trade agreements and the imposition of tariffs, and the resulting consequences; global political and economic uncertainties; a limited number of large customers account for a significant percentage of our sales; sales of our products are affected by general economic and business conditions globally and in the countries in which we operate; risks associated with foreign currency exchange rate fluctuations; challenges related to the highly competitive business environment in which we operate; our ability to develop and market innovative products that meet consumer demands and to expand into new and adjacent product categories; our ability to successfully expand our business in emerging markets and the exposure to greater financial, operational, regulatory, compliance and other risks in such markets; the continued decline in the use of certain of our products; risks associated with seasonality, the sufficiency of investment returns on pension assets, risks related to actuarial assumptions, changes in government regulations and changes in the unfunded liabilities of a multi-employer pension plan; any impairment of our intangible assets; our ability to secure, protect and maintain our intellectual property rights, and our ability to license rights from major gaming console makers and video game publishers to support our gaming accessories business; our ability to grow profitably through acquisitions, and successfully integrate them; our ability to successfully execute our multi-year restructuring and cost savings program and realize the anticipated benefits; continued disruptions in the global supply chain; risks associated with inflation and other changes in the cost or availability of raw materials, transportation, labor, and other necessary supplies and services and the cost of finished goods; risks associated with outsourcing production of certain of our products, information technology systems and other administrative functions; the failure, inadequacy or interruption of our information technology systems or their supporting infrastructure; risks associated with a cybersecurity incident or information security breach, including that related to a disclosure of personally identifiable information; risks associated with our indebtedness, including limitations imposed by restrictive covenants, our debt service obligations, and our ability to comply with financial ratios and tests; a change in or discontinuance of our stock repurchase program or the payment of dividends; product liability claims, recalls or regulatory actions; the impact of litigation or other legal proceedings; the impact of additional tax liabilities stemming from our global operations and changes in tax laws, regulations and tax rates; our failure to comply with applicable laws, rules and regulations and self-regulatory requirements, the costs of compliance and the impact of changes in such laws; our ability to attract and retain qualified personnel; the volatility of our stock price; risks associated with circumstances outside our control, including those caused by telecommunication failures, labor strikes, power and/or water shortages, public health crises, such as the occurrence of contagious diseases, severe weather events, war, terrorism and other geopolitical incidents; and other risks and uncertainties described in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports we file with the Securities and Exchange Commission.

For further information:

Christopher McGinnis	Kori Reed
Investor Relations	Media Relations
(847) 796-4320	(224) 501-0406